Poster# TPS7077

A Phase 1/2 Dose Escalation Study of the BCL-2 Inhibitor ZN-d5 and the WEE1 Inhibitor Azenosertib (ZN-c3) in Patients (Pts) With Acute Myeloid Leukemia (AML)

Catherine Smith[1], Pankit Vachhani[2], Guillermo Garcia Manero[3], Nicole Grieselhuber[4], Guru Subramanian Guru Murthy[5], Astha Bhatia[6], Jatinder Arora[6], Hooman Izadi[7], Anthony Fiorino[7], Raajit Rampal[8]

[1]Division of Hematology/Oncology, Department of Medicine, Helen Diller family Comprehensive Cancer Center, University of California San Francisco, San Francisco, CA; [2]Division of Hematology and Oncology, Heersink School of Medicine, University of Alabama Birmingham, Birmingham, AL; [3]Department of Leukemia, Division of Cancer Medicine, University of Texas MD Anderson Cancer Center, Houston, TX; [4]The James Cancer Hospital and Solove Research Institute, The Ohio State University, Columbus, OH; [5]Cancer Center - Froedtert Hospital, Medical College of Wisconsin, Milwaukee, WI; [6]Zentalis Pharmaceuticals, New York, NY; [7]Formerly Zentalis Pharmaceuticals, New York, NY; [8]Memorial Sloan Kettering Cancer Center, New York, NY

BACKGROUND

- B-cell lymphoma 2 (BCL-2) is an anti-apoptotic protein and pathway inhibition combined with chemotherapy and/or targeted therapeutics has led to significant clinical benefit in pts with AML[1]
- Disruption of cell cycle regulation may complement BCL-2 inhibition as many malignant cells are dependent on proteins that regulate cell cycle progression[2]
- The cell cycle checkpoint protein, WEE1, is highly expressed in genomically unstable malignancies and inhibition of WEE1 induces tumor cell apoptosis[3,4]
- It has been previously reported that the combination of ZN-d5 (an oral, selective BCL-2 inhibitor) and azenosertib (an oral, highly potent WEE1 inhibitor) synergistically enhance killing of AML cells both *in vitro* and *in vivo*, as well as in TP53-mutated models[5]
- Based on this strong pre-clinical rationale, a Phase 1/2 study was designed to evaluate the novel combination of ZN-d5 and azenosertib in pts with relapsed/refractory (R/R) AML

METHODS

Azenosertib (ZN-c3): A Novel, Selective, and Orally Bioavailable WEE1 Inhibitor

- WEE1 is a protein kinase that inhibits the activity of both CDK1 and CDK2 kinases and is involved in the regulation of G1/S, G2/M, and M phase cell cycle checkpoints[4] (**Figure 1A**)
  - WEE1 plays an important role during normal cell cycle progression but also in response to DNA damage and interacts with DNA damage response pathways[4]
- WEE1 inhibition causes cancer cells to proceed into mitosis without being able to repair damaged DNA, resulting in premature mitotic entry and apoptosis[4] (**Figure 1B**)
  - WEE1 inhibition also increases replication stress by inducing aberrant firing of replication origins and depletion of nucleotide pools[3]

Figure 1: WEE1 Inhibition by Azenosertib Forces Cancer Cells to Proceed Into Mitosis, Resulting in Apoptosis

Figure 1A: WEE1 Activity in Cell Cycle Progression


WEE-1 function in normal and untreated cancer cells
WEE1
Cyclin E1/CDK2
Cyclin A/CDK2
Cyclin A/CDK1
Cyclin B/CDK1
Cell survival
Cancer progression

Figure 1B: WEE1 Inhibition by Azenosertib Resulting in Cancer Cell Death


Azenosertib treated cancer cell
Azenosertib
WEE1
Cyclin E1/CDK2
Cyclin A/CDK2
Cyclin A/CDK1
Cyclin B/CDK1
Cell Death

ZN-d5: A Potent BCL-2 Inhibitor Designed With Improved Selectivity for BCL-2

- The intrinsic apoptotic pathway is controlled by the BCL-2 protein family on the mitochondrial outer membrane[6,7]
- BCL-2 inhibitors may restore the normal apoptosis process, making it an important target for cancer treatments (**Figure 2**)
- BH3 mimetics bind to BCL-2 proteins and displace pro-apoptotic factors to trigger apoptosis
- ZN-d5 is highly selective for BCL-2 over BCL-xL, resulting in reduced platelet toxicity in vitro

Figure 2: BCL-2 Inhibition and Apoptosis

- BCL-2 is an anti-apoptotic protein involved in tumor survival and chemo resistance[1]
- The intrinsic apoptotic pathway is controlled by the BCL-2 protein family on the mitochondrial outer membrane[2,3]
- BCL-2 inhibitors may restore the normal apoptosis process, making it an important target for cancer treatments


Mechanism of Action of BCL-2 Inhibitors[1]
BCL-XL
MCL1
BCL2
BCL2
BCL2
BCL2
BCL-2i
BCL2
BCL2
Cytochrome c
apoptosis

Study Design

- This phase 1/2 open-label study (ZN-d5-004C, NCT05682170) is determining the maximum tolerated dose (MTD), recommended phase 2 dose (RP2D), pharmacokinetics (PK), and clinical activity of ZN-d5 + azenosertib in pts with AML (**Figure 3**)
- The phase 1 dose-escalation stage is based on a Bayesian Optimal Interval design
- Phase 2 is an open-label expansion to be conducted if supported by safety and efficacy data from the dose-escalation stage
- Prior to initiating dose-escalation for the ZN-d5 + azenosertib combination, an azenosertib monotherapy cohort is being enrolled, as it has not been previously administered to pts with hematologic malignancies.

Figure 3: ZN-d5-004C – Inhibition of BCL-2 and WEE1 in R/R AML:

A Phase 1/2 Dose Escalation Study of the BCL-2 Inhibitor ZN-d5 and the WEE1 Inhibitor Azenosertib (ZN-c3) in Subjects with Relapsed or Refractory Acute Myeloid Leukemia


Phase 1: Dose Escalation
Azenosertib Monotherapy Cohort
N=3-15
Azenosertib (up to 400 mg QD or alternative dosing schedule)
Combination Dose Escalation
BOIN design; N=40
Up to 15 possible cohorts (<10 expected)
ZN-d5 (up to 1000 mg QD);
Azenosertib (up to 400 mg QD on a 5D on, 2D off schedule)
RP2D
Phase 2: Expansion
Study will be expanded after identification of the RP2D
Treatment Period
Screening (-21 days)
ZN-d5 Ramp-Up (2-4 days)
28-day Treatment Cycles (until disease progression, etc.)
DLT Assessment Period (Ramp-Up + Cycle 1)
7-Day Safety Follow-up
30-Day EOT Visit
Post-Treatment Follow-up

Study Endpoints

	Objectives	Endpoints
Primary	Assess the safety and tolerability of ZN-d5 and azenosertib in combination and azenosertib monotherapy	Incidence, severity, and relatedness of AEs
	Determine the MTD and RP2D for ZN-d5 and azenosertib in combination	Observed DLTs
Secondary	Assess the clinical activity of ZN-d5 and azenosertib in combination and azenosertib monotherapy	Rate of and duration of remission (ELN 2017 criteria), relapse rate, time to relapse
	Characterize the PK of ZN-d5 and azenosertib in combination and the PK of azenosertib when administered as a monotherapy	Plasma PK parameters for ZN-d5 and azenosertib

Patient Population

Key Inclusion Criteria

- Adults ≥ 18 years of age
- Histologically or cytologically confirmed AML, as defined by World Health Organization (WHO) 2016 revised criteria[8], including secondary and therapy-related AML
- Subjects must be relapsed from or refractory to ≥1 prior lines of therapy which can include venetoclax-based regimens, induction chemotherapy, stem cell transplant, or salvage therapy
- Adequate organ function:
  - ALT and AST ≤3 × ULN (≤5 × ULN if leukemic disease in the liver)
  - Alkaline phosphatase ≤5 × ULN
  - Total bilirubin ≤1.5 × ULN (≤3 × ULN if Gilbert syndrome or if leukemic disease in the liver)
  - eGFR (CKD-EPI) ≥60 mL/min and adjusted for body surface area
- Use of an acceptable form of contraception

Key Exclusion Criteria

- Prohibited treatments or procedures from the specified time frame prior to the initiation of treatment until EOT:
  - Systemic anti-neoplastic agents within 5 half-lives
  - Hematopoietic stem cell transplant within 60 days
    - If no GVHD ≥ Grade 2 or that has required treatment with immunosuppressive agents within 28 days
  - Radiation therapy within 14 days
- Presence of a clinically significant non-hematologic toxicity related to prior AML therapy (other than alopecia, neuropathy, or skin pigmentation) that has not returned to baseline or resolved to Grade ≤2
- Active CNS involvement
- Diagnosis of acute PML
- Peripheral WBC count of $>25 \times 10^9$/L (cytoreduction permitted during screening)
- Significant cardiovascular disease

Study Sites

- This study is open and enrolling at 7 sites in the United States (**Figure 4**)

Figure 4: Currently Enrolling Study Site


Ohio State University
The James Cancer Hospital
Columbus, OH
Dana Farber Cancer Institute
Boston, MA
Sloan Kettering Cancer Center
New York, NY
New York University
Langone Health
New York, NY
University of California
San Francisco, CA
University of Alabama
Birmigham, AL
University of Texas
MD Anderson Cancer Center
Houston, TX

REFERENCES

1. Konopleva M, et al. *Cancer Discov.* 2016;6:1106-1117.
2. de Jong MRW, et al. *Cancers.* 2019;11:1743.
3. Kok YP, et al. *Oncogenesis.* 2020;9:88.
4. Matheson CJ, et al. *Trends Pharmacol Sci.* 2016;37:872-881.
5. Izadi H, et al. AACR 2022. Poster Presentation. Konopleva M and Letai A. *Blood.* 2018;132:1007-1012.
6. Bhola PD and Letai A. *Mol Cell.* 2016;61:695-704.
7. Prechman JR, et al. ESMO. 2021. Poster 528P.
8. Dohner H, et al. *Blood.* 2017;140:1345-1377.

ACKNOWLEDGMENTS

We would like to thank all the patients, families, and caregivers as well as the investigators and study site staff for their invaluable contributions to this study. This study is funded by Zentalis Pharmaceuticals.

Presented at the ASCO Annual Meeting, Chicago, IL. June 2-6